Supplement to the
Fidelity® Tax-Free
Bond Fund
April 1, 2010
Prospectus

The following information replaces similar information for Jamie Pagliocco and Christine Thompson under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 6.

Jamie Pagliocco (lead portfolio manager) has managed the fund since February 2009.

Mark Sommer (co-manager) and Kevin Ramundo (co-manager) have managed the fund since June 2010.

The following information replaces the biographical information for Jamie Pagliocco and Christine Thompson found in the "Fund Management" section on page 24.

Jamie Pagliocco is lead portfolio manager of Fidelity Tax-Free Bond Fund, which he has managed since February 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2001, Mr. Pagliocco has worked as a municipal bond trader, assistant fixed income head trader, and portfolio manager.

Mark Sommer is co-manager of Fidelity Tax-Free Bond Fund, which he has managed since June 2010. He also manages other Fidelity funds. Since joining Fidelity Investments in 1992, Mr. Sommer has worked as a research analyst and portfolio manager.

Kevin Ramundo is co-manager of Fidelity Tax-Free Bond Fund, which he has managed since June 2010. He also manages other Fidelity funds. Since joining Fidelity Investments in 2000, Mr. Ramundo has worked as a research analyst and portfolio manager.

SFB-10-01  July 2, 2010
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